UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 11, 2021, SWC Group, Inc. (“SWC”), a California corporation and wholly-owned subsidiary of Sugarmade, Inc. (the “Company’’) consummated the purchase of an approximately 1,175 square foot property on 6,750 of land located at 5058 Valley Blvd., Los Angeles, CA 90032 (the “Real Property”) from Paredes Diana K Tr / Shalom Trust (“Seller”) for a total purchase price of $830,000 (the “Purchase Price”).

The purchase was made pursuant to the terms of that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (Non-Residential) (the “Purchase Agreement”) dated June 11, 2021, included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2021 and described therein. The description of the Purchase Agreement contained herein is qualified by reference to the terms of the Purchase Agreement itself, as well as the description of the Purchase Agreement in the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2021, which is incorporated herein by reference into this Item 2.01.

As previously disclosed by the Company in its Current Report on 8-K filed June 10, 2021, the Company entered into a binding Memorandum of Understanding (the “MOU”) with other individuals with the goal of obtaining up to three (3) Los Angeles Dept. of Cannabis Regulation (“DCR”) retail delivery-only licenses and related California Bureau of Cannabis Control (“BCC”) licenses as required (each, a “License”, and collectively, the “Licenses”). Once obtained, the Company intends to assign one of these licenses to this newly acquired property, designated as a licensed cannabis delivery business under its “Nug Avenue” brand.

Item 7.01 Regulation FD Disclosure.

On August 17, 2021, the Company issued a press release providing an update on the consummation of the purchase of the Real Property described under Item 2.01 of this Current Report. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated August 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: August 17, 2021	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer and Chief Financial Officer